SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 30, 2003


                        CHANGE TECHNOLOGY PARTNERS, INC.
                        --------------------------------
               (Exact name of registrant as specified in charter)


         DELAWARE                       0-13347                  06-152875
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     (State or other                  (Commission              (IRS Employer
     jurisdiction of                  File Number)           Identification No.)
      incorporation)


         537 STEAMBOAT ROAD, GREENWICH, CONNECTICUT             06830
         ------------------------------------------------------------
               (Address of principal executive offices)       (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (203) 661-6942
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                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On June 30, 2003, Change Technology Partners, Inc., a Delaware corporation (the "Company"), Textor Family Limited Partnership, a California limited partnership (the "Buyer"), Canned Interactive, Inc., a Delaware corporation ("Canned"), and Douglas Textor, as guarantor of the obligations of the Buyer ("Textor"), entered into a Stock Purchase Agreement pursuant to which the Company sold to the Buyer all of the issued and outstanding shares of capital stock of Canned in exchange for 4,500,000 shares of common stock, par value $0.01 per share, of the Company owned by the Buyer (the "Sale").

In connection with the Sale, all inter-company loans, debts, notes, amounts, liabilities, advances and obligations of any kind owed by Canned to the Company (collectively, "Inter-Company Loans") in excess of $300,000 were converted by the Company into equity of Canned without the issuance to the Company of any additional capital stock or the granting of any right to receive any additional equity in Canned. In addition, the Company received $300,000 from Canned as payment in full of the outstanding Inter-Company Loans.

Canned was the Company's sole revenue generating subsidiary before the Sale. Based in Los Angeles, California, Canned designs and produces interactive media such as digital video discs (DVD) and web sites, primarily for entertainment, consumer goods, sports and technology companies.

The Buyer is a shareholder of the Company, owning 4,648,621 shares of common stock of the Company before the Sale and 148,621 shares of common stock of the Company after the Sale. Textor is currently employed as a managing director of Canned and is the general partner of the Buyer. However, Textor is not a director of Canned. A copy of the Stock Purchase Agreement is attached to this report as Exhibit 2.1.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits

                  EXHIBIT NUMBER        DESCRIPTION
                  --------------        -----------

                  --------------------------------------------------------------
                  2.1              Stock Purchase Agreement, dated June 30, 2003
                  --------------------------------------------------------------
                  99.1             Pro Forma Financial Information.
                  --------------------------------------------------------------


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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 15, 2003

                                   CHANGE TECHNOLOGY PARTNERS, INC.


                                   By:  /s/ Michael Gleason
                                        ---------------------------------------
                                        Michael Gleason
                                        Chairman and Chief Executive Officer


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


                                  EXHIBIT INDEX

         EXHIBIT NUMBER                 DESCRIPTION
         --------------                 -----------

         -----------------------------------------------------------------------
         2.1                    Stock Purchase Agreement, dated June 30, 2003.
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         99.1                   Pro Forma Financial Information.
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